UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2016

GENERAL EMPLOYMENT ENTERPRISES, INC
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

184 Shuman Blvd., Ste. 420, Naperville, Illinois	60563
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (630) 954-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

NAPERVILLE, IL, (March 2, 2016), MarketWired, -- General Employment Enterprises, Inc. ("the Company" or "General Employment"), (NYSE MKT: JOB), a provider of professional staffing services and solutions today announced that the Company will present at two investor conferences in June in New York City. General Employment will present at the Marcum MicroCap Conference on June 2nd at the Grand Hyatt and will present on June 8th at the Robert W. Baird Global Consumer, Technology & Services Conference at the J.W. Marriott Essex House.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release issued by General Employment Enterprises, Inc. dated April 5, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL EMPLOYMENT ENTERPRISES, INC. (Registrant)

Date: April 5, 2016	By:	/s/ Andrew J. Norstrud
Andrew J. Norstrud
Chief Financial Officer